ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of July 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Acquisition Trust 2006-CW2 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), Countrywide Home Loans, Inc. (“Countrywide”), Countrywide Home Loans Servicing LP (“Servicer”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition and Countrywide have entered into a certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2006 (the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain mortgage loans pursuant to the terms of the Agreement and Countrywide has agreed to service such mortgage loans;

WHEREAS Countrywide has assigned the right to service such mortgage loans to the Servicer and the Servicer has agreed to service such mortgage loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the mortgage loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and Countrywide and the Servicer hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder, any and all right, title and interest in, to and under, and all obligations of JPMorgan Acquisition with respect to any mortgage loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and Countrywide and the Servicer hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and Countrywide shall note the transfer of the Specified Mortgage Loans to the Trustee in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of Countrywide, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 8.14 and 8.17, respectively, of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of Countrywide or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Countrywide hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties contained in Section 3.01 of the Agreement (except with respect to Section 3.01 (k)), to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

4.

The Servicer hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-CW2 and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement and the Assignment, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement and the Assignment, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition.  Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust, the Trustee, the Depositor, and JP Morgan Acquisition from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer.  The Servicer shall make all distributions under the Agreement and the Assignment to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to: J.P. Morgan Mortgage Acquisition Trust 2006-CW2,

        Distribution Account Number:  50934400

The Servicer shall deliver all reports required to be delivered under the Agreement and the Assignment to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPMAC 2006-CW2

Telecopier: (410) 715-2380

5.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Mortgage Acquisition Trust 2006-CW2, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendment to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

The definition of “Business Day” under the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in either the State of California, State of Minnesota, State of Maryland, State of New York or the State of Texas are authorized or obligated by law or executive order to be closed.”

(b)

The definition of “Distribution Date” is hereby added and reads in its entirety as follows:

Distribution Date:  The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2006.

(c)

The definition of “Qualified Substitute Mortgage Loan” under the Agreement, solely with respect to the Specified Mortgage Loans, is hereby amended by deleting such definition in its entirety and replacing it with the following:

“A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan and not less than ninety percent (90%) of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Servicer in the month of substitution); (ii) have a minimum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan; (iii) have a maximum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan and not more than two (2) percentage points above that of the repurchased Mortgage Loan; (iv) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (v) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vi) have a Periodic Rate Cap equal to that of the repurchased Mortgage Loan; (vii) have an LTV at the time of substitution equal to or less than the LTV of the repurchased Mortgage Loan at the time of substitution; (viii) have the same Interest Adjustment Date as that of the repurchased Mortgage Loan; (ix) have the same Index as that of the repurchased Mortgage Loan; (x) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate; (xi) be the same type of Mortgage Loan (i.e., an Adjustable Rate Mortgage Loan); and (xii) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof.”

(d)

The definition of “Regulation AB” under the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.”

(e)

The definition of “Remittance Date” is amended and restated to read as follows:

Remittance Date:  With respect to any Distribution Date, 12:00 pm New York time on the second Business Day preceding such Distribution Date.

(f)

The definition of “Static Pool Information” under the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“as set forth in Item 1105(a)(1)-(3) of Regulation AB.”

(g)

Section 5.02 (Periodic Reports to the Purchaser) is hereby amended by replacing the words “fifth (5th) Business Day” in the first paragraph (a) of such Section 5.02 with the following:

“18th day of each calendar month (or, if such 18th day is not a Business Day, then on the next succeeding Business Day”;

(h)

Section 5.08 (Subservicing and Subcontracting) is hereby amended as follows:

1.

in the first sentence of subsection (a) by replacing 8.07(b)(ii) with 8.07(c)(ii);

2.

in the last sentence of subsection (a) by replacing 8.07(e) with 8.07(f); and

3.

in the last sentence of subsection (b) by replacing 8.07(e) with 8.07(f).

(i)

Section 5.09 (Additional Monthly Reporting Requirements) is hereby amended by:

1.

replacing 8.07(b)(ii)(C)(d) with 8.07(c)(ii)(C)(d) in the last sentence of subsection (b).

2.

by amending and restating clause (c)(i) to read as follows:

any modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period; and

3.

by amending and restating clause (c)(iii) to read as follows:

“information regarding any Mortgage Loan changes (such as additions, substitutions or repurchases), and with respect to a mortgage loan that the Company has substituted as a replacement for a Mortgage Loan ("Substituted Mortgage Loan"), the origination, underwriting and, if applicable, other Company criteria for the acquisition or selection of such Substituted Mortgage Loan.”

(j)

Section 7.01 (Termination Due to an Event of Default) is hereby amended by:

1.

by amending and restating clause (a)(i) to read as follows:

“any failure of Countrywide to remit to the account specified in Section 5.01 any payment required to be made under the terms of this Agreement which continues unremedied until four o’clock (4:00) p.m. New York time on the Distribution Date.”

2.

replacing 8.07(e) with 8.07(f) in the first sentence of subsection (a)(vi).

3.

by amending the first full paragraph after 7.01(a)(vii) by adding the following after the last sentence of the paragraph:

“It is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days from the date on which Countrywide receives such notice of termination) before the servicing transfer is fully effected, during which time Countrywide shall continue all servicing (other than making any required Monthly Advance, which the Master Servicer shall be required to do, subject to the limitations set forth in the Pooling and Servicing Agreement) of the Mortgage Loans.”

(k)

Section 8.07 (Assignment of Mortgage Loans by the Purchaser; Whole Loan Transfer; Securitization Transactions; Securitization Transfers) is hereby amended as follows:

1.

subsection (h) is amended in its entirety to read :

The Master Servicer shall be considered a third party beneficiary of Sections 504, 5.07, 8.07(f) and 8.07(g) of this Agreement (with regard to 8.07(g), solely with respect to noncompliance under Sections 504, 5.07 or 8.07(f) of this Agreement; and

2.

by replacing references to 8.07(b) with 8.07(c) and references to 8.07(b)(ii) with 8.07(c)(ii).

(l)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that, in connection with any prepayments in full of the Specified Mortgage Loans in a Mortgage Pool (as defined in the Pooling and Servicing Agreement), Countrywide or the Servicer shall contribute from its own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate (as defined in the Agreement) and (ii) the stated principal balance of such Specified Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Specified Mortgage Loans in such Mortgage Pool, for any shortfall in the interest component of such Specified Mortgage Loans such that one month’s interest shall be deposited to the Custodial Account, as defined in the Agreement.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless Countrywide and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K, Form 10-D or Form 8-K pursuant to the Pooling and Servicing Agreement or the gross negligence of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless Countrywide and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than Countrywide, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K, Form 10-D or Form 8-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 10th Floor

New York, New York 10017

Attention: Seth Fenton

Telephone: (212) 834 5463

Facsimile: (917) 464-8161

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Acquisition Trust 2006-CW2

In the case of the Trustee:

U.S. Bank National Association

209 LaSalle Street, 3rd Floor

Chicago, Illinois, 60604-1219

Attention:  J.P. Morgan Mortgage Acquisition Trust 2006-CW2

In the case of Countrywide:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention:  Darren Bigby, Executive Vice President

In the case of the Servicer:

Countrywide Home Loans Servicing, LP

400 Countrywide Way

Simi Valley, California 93065

Attention:  John Lindberg, Rachel Meza, Eric Varnen and Yuan Li

or to such other address as may hereafter be furnished by a party to the other parties in accordance with the provisions of the Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: /s/ Thomas Roh_________________

Name: Thomas Roh

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Thomas Roh_________________

Name: Thomas Roh

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Acquisition Trust 2006-CW2

By: /s/ Patricia M. Child__________________

Name:  Patricia M. Child

Title:  Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By:  /s/ Darron C. Woodus________________

Name:  Darron C. Woodus

Title:  Assistant Vice President

COUNTRYWIDE HOME LOANS, INC.

By:  /s/ Kushal Bhakta____________________

Name:  Kushal Bhakta

Title:  First Vice President

COUNTRYWIDE HOME LOANS SERVICING LP, as in its capacity as Servicer

By: Countrywide GP, Inc., its General Partner

By:  /s/ Kushal Bhakta____________________

Name:  Kushal Bhakta

Title:  Authorized Signatory

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]